UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 29, 2006

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 29, 2006, the Board of Directors of Urologix, Inc. (the “Company”) appointed Elissa J. Lindsoe as the Company’s Vice President, Finance and Chief Financial Officer.

From June 2004 to August 2006, Ms. Lindsoe, age 40, served as the Chief Financial Officer of Identix Incorporated, a leading multi-biometric technology company that was acquired in August 2006 by Viisage Technology, Inc. (now L-1 Identity Solutions, Inc.). Prior to joining Identix, she was Vice President & Treasurer of Secure Computing Corporation, a global provider of network security products. From 1997 to 2001, Ms. Lindsoe served as Director of Finance and Controller for Secure Computing Corporation. Between 1990 and 1997, Ms. Lindsoe held various financial positions with increasing responsibility for MVE, Incorporated and Honeywell, Incorporated.

Additionally, the Compensation Committee of the Board of Director recommended, and the Board of Directors approved, Ms. Lindsoe’s compensation as Vice President, Finance and Chief Financial Officer. Ms. Lindsoe will receive annual base compensation of $180,000. Ms. Lindsoe will also participate in the Company’s cash bonus program for executive officers and will be entitled to a target bonus of 40% of her base salary upon achievement of corporate goals established by the Compensation Committee with respect to the Company’s 2007 fiscal year. In connection with her employment, Ms. Lindsoe entered into the Company’s standard form of letter agreements relating to severance and change in control arrangements. A copy of this form of letter agreement is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2004. On September 29, 2006 Ms. Lindsoe also received an option to purchase 50,000 shares of the Company’s common stock under the Company’s 1991 Stock Option Plan. The option has an exercise price equal to the fair market value of one share of the Company’s common stock as of the grant date and vests with respect to 25% of the shares underlying the option on the first anniversary of the date of grant and, thereafter, 1/36 of the shares underlying the option on the monthly anniversary of the date of grant for each of the next 36 months.

On September 29, 2006, the Company issued a press release announcing Ms. Lindsoe’s appointment as Chief Financial Officer, which press release is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on September 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Fred B. Parks
Fred B. Parks
Chief Executive Officer

Date: October 2, 2006